================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 1999


                               AVATEX CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             1-8549                                   25-1425889
    ------------------------            ------------------------------------
    (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)



5910 N. CENTRAL EXPRESSWAY, SUITE #1780                            75206
----------------------------------------                         ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                                  214-365-7450
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================


                                Page 1 of 7 Pages
                             Exhibit Index on Page 3

Item 5.    Other Events.
-------    -------------

      On January 28, 1999, Avatex Corporation ("Avatex") was informed that it no longer met the continued listing requirements of the New York Stock Exchange. Effective February 1, 1999, Avatex's common and preferred stock moved to the NASD OTC Bulletin Board system. Avatex's common stock now trades under the symbol "AVAX"; its $5.00 First Series Cumulative Convertible Preferred Stock will trade under the symbol "AVAXP"; and its $4.20 Cumulative Exchangeable Series A Preferred Stock will trade under the symbol "AVAXO".

      Reference is hereby made to (i) the Press Release, dated January 28, 1999, and (ii) the Press Release, dated February 1, 1999, issued by Avatex, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.


Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

(c)   Exhibits

      99.1 Press Release dated January 28, 1999, issued by Avatex Corporation.

      99.2 Press Release dated February 1, 1999, issued by Avatex Corporation.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVATEX CORPORATION
                                         (Registrant)

                                         By: /s/ Robert H. Stone
                                             --------------------------------
                                             Robert H. Stone
                                             Vice President, General
                                             Counsel and Secretary


                                Page 2 of 7 Pages

                                  EXHIBIT INDEX


Exhibit No.                         Description                            Page
-----------                         -----------                            ----


   99.1         Press Release dated January 28, 1999, issued by Avatex
                Corporation.

   99.2         Press Release dated February 1, 1999, issued by Avatex
                Corporation.











                                Page 3 of 7 Pages